SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 8, 2003

CORVEL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19291	33-0282651

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2010 Main Street, Suite 600, Irvine, California	92614

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 851-1473

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURE
Index to Exhibits
EXHIBIT 99.1
EXHIBIT 99.2

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release, dated May 8, 2003, announcing CorVel Corporation’s financial results for the three and twelve months ended March 31, 2003.

99.2	Excerpts from Transcript of CorVel Corporation’s conference call broadcast over the Internet on May 8, 2003.

Item 9. Regulation FD Disclosure

     In accordance with the Securities and Exchange Commission (“SEC”) Release Nos. 33-8176 and 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information and the exhibits attached to this report are being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On May 8, 2003, CorVel Corporation issued a press release announcing its financial results for the three and twelve months ended March 31, 2003, and held a related conference call that was broadcast over the Internet.

     A copy of the press release is furnished herewith as Exhibit No. 99.1. A copy of excerpts from the related conference call transcript is furnished herewith as Exhibit No. 99.2.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 26, 2003

CORVEL CORPORATION, a Delaware corporation (Registrant)

	By:	/s/ RICHARD J. SCHWEPPE Richard J. Schweppe Chief Financial Officer and Secretary

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Index to Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release, dated May 8, 2003, announcing CorVel Corporation’s financial results for the three and twelve months ended March 31, 2003.

99.2	Excerpts from Transcript of CorVel Corporation’s conference call broadcast over the Internet on May 8, 2003.

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